UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): March 5, 2003


                           FIRST COLONIAL GROUP, INC.
        ----------------------------------------------------------------
    (Exact name of registrant as specified in its charter)

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
           Pennsylvania                          0-11526                         23- 2228154
-----------------------------------  ----------------------------------- -----------------------------------
 (State or other jurisdiction of         (Commission File Number)               (IRS Employer
       incorporation)                                                        Identification No.)

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                76 S. Main Street
                  Nazareth, PA                            18064
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code               610-746-7300
                                                              ------------------

                                 Not Applicable
                -----------------------------------------------
                         (Former name or former address,
                          if changed since last report)



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Item 5. Other Events

     On March 6, 2003, First Colonial Group, Inc. announced that it had entered into a definitive agreement with Keystone Savings Bank relating to a merger transaction. See (i) the Agreement and Plan of Merger between Keystone Savings Bank and First Colonial Group, Inc. attached hereto as Exhibit 2.1 and (ii) the press release attached hereto as Exhibit 99.1

Item 7.  Financial Statements and Exhibits

          (a)  Financial Statements of businesses acquired. None

          (b)  Pro Forma Financial Information. None

          (c)  Exhibits

                2.1 Agreement and Plan of Merger between Keystone Savings Bank and First Colonial Group, Inc. dated as of March 5, 2003 (Schedules and exhibits are omitted pursuant to Regulation S-K, Item 601(b)(2); First Colonial Group, Inc. agrees to furnish supplementally a copy of such schedules and/or exhibits to the Securities and Exchange Commission upon request)

                99.1 Press Release dated March 6, 2003



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           First Colonial Group, Inc.



Date:  March 7, 2003       By:  /s/ Reid L. Heeren
                               -------------------------------------------------
                              Name: Reid L. Heeren
                              Title:  Vice President and Chief Financial Officer








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